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                                                                     EXHIBIT 4.1

                                    MOUNTAIN
                                    NATIONAL
                                   BANCSHARES


              INCORPORATED UNDER THE LAWS OF THE STATE OF TENNESSEE

 FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK $1.00 PAR VALUE PER SHARE

                                       OF

                          MOUNTAIN NATIONAL BANCSHARES

         The shares represented by this certificate are transferable only on the stock transfer books of the corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate, properly endorsed. THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND IS NOT FEDERALLY INSURED OR GUARANTEED.

         This certificate is not valid unless countersigned by the transfer agent.

         IN WITNESS WHEREOF MOUNTAIN NATIONAL BANCSHARES has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:
       -----------------
         By:

------------------------------                ------------------------------
Corporate Secretary                           President and Chief Executive
                                              Officer




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------------------------                                ------------------------

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ISSUED SUBJECT TO ALL THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION AND BYLAWS OF THE CORPORATION AS FROM TIME TO TIME AMENDED (COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF THE CORPORATION), TO ALL OF WHICH THE HOLDER BY ACCEPTANCE HEREOF ASSENTS.

         THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL SUMMARY STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED, THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES OF SHARES OF THE CORPORATION SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF CLASSES AND SERIES OF SHARES OF THE CORPORATION.

         EXCEPT AS OTHERWISE PROVIDED IN SECTION 1.8 OF THE BYLAWS OF THE ASSOCIATION, NO TRANSFER OF SHARES OF THE ASSOCIATION SHALL BE EFFECTIVE WHICH WOULD PERMIT THE TRANSFEREE TO OWN MORE THAN FIVE PERCENT (5%) OF THE OUTSTANDING SHARES OF THE ASSOCIATION.

THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

TEN COM  - AS TENANTS IN COMMON     UNIF GIFT MIN ACT - ______CUSTODIAN ______.
                                                       (Cust.)          (Minor)
TEN ENT  - AS TENANTS BY THE ENTIRETIES                UNDER UNIFORM GIFTS TO
                                                       MINORS ACT
                                                            ---------
JT TEN   -AS JOINT TENANTS WITH RIGHT OF                     (State)
         SURVIVORSHIP AND NOT AS TENANTS
         IN COMMON

     ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.


FOR VALUE RECEIVED ____________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO


--------------------------------------------------------------------------------
TAXPAYER IDENTIFYING NUMBER            PLEASE PRINT OR TYPE NAME AND ADDRESS OF
                                       ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

__________________________________________ SHARES
OF THE COMMON STOCK EVIDENCED BY THIS CERTIFICATE
AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

_______________________________________ ATTORNEY,
TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE
CORPORATION WITH FULL POWER OF SUBSTITUTION

DATED ____________________________

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---------------------------
SIGNATURE(s)

---------------------------
SIGNATURE(s) GUARANTEED:

IMPORTANT: BEFORE SIGNING, READ AND COMPLY CAREFULLY WITH REQUIREMENTS PRINTED
BELOW:

         THE SIGNATURE(s) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(s) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

         THE SIGNATURE(s) OF THE ASSIGNOR(s) MUST BE GUARANTEED HEREON BY A PARTICIPANT IN EITHER THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") OR THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM ("MSP").